CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I,  George  R.   Aylward,   President   of  Phoenix   Multi-Series   Trust  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 9, 2007               /s/ George R. Aylward
     ----------------------         --------------------------------------------
                                    George R. Aylward, President
                                    (principal executive officer)


I, W. Patrick Bradley, Chief Financial Officer and Treasurer of Phoenix Multi-Series Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    July 9, 2007               /s/ W. Patrick Bradley
     ----------------------         --------------------------------------------
                                    W. Patrick Bradley,
                                    Chief Financial Officer and Treasurer
                                    (principal financial officer)